Income Taxes - Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Taxes
U.S. federal statutory rate	$ (19,809)	$ (6,650)
State income tax, net of federal benefit	(2,353)	(1,142)
Loss on earn-out	6,573	0
Permanent items	720	78
Other prior year adjustments	453	(99)
Rate adjustment	(44)	(13)
Valuation allowance	14,461	7,826
Total income tax expense (benefit)	$ 1	$ 0